VIP CONVERTIBLE SECURITIES SERIES
VIP STRATEGIC INCOME SERIES
VIP TECHNOLOGY AND INNOVATION SERIES

each a series of Delaware VIP Trust

Supplement Dated December 13, 2002 to the Series'
Prospectus dated May 1, 2002

On December 5, 2002, the Board of Trustees of Delaware VIP Trust (the "Trust") unanimously voted to liquidate and dissolve and VIP Convertible Securities Series, VIP Strategic Income Series, VIP Technology And Innovation Series of the Trust (the "Series"). As a result of the decision to pursue liquidation and dissolution of the Series, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Series. Securities of each Series will be sold in an orderly manner and the proceeds will transferred to any remaining shareholders on a pro rata basis on or about May 1, 2003.

Please keep this supplement for future reference.

The date of this Supplement is December 13, 2002.